                                                                    EXHIBIT 10.6

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

        Unless otherwise defined herein, the terms defined in the 1998 Stock Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement (the "Agreement").

I.      NOTICE OF GRANT OF STOCK PURCHASE RIGHT

        WALTER ALESSANDRINI

        You have been granted the right to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

        Date of Grant                       October 8, 1999

        Exercise Price Per Share            $0.58

        Total Number of Shares Subject      347,706
        to This Stock Purchase Right

        Expiration Date                     January 6, 2000

        YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.

Non-Transferability of Stock Purchase Right.

        This Stock Purchase Right may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

II.     AGREEMENT

        1. Sale of Stock. The Company hereby agrees to sell to the individual named in the Notice of Grant of Stock Purchase Right (the "Purchaser"), and the Purchaser hereby agrees to purchase the number of Shares set forth in the Notice of Grant of Stock Purchase Right, at the exercise price per share set forth in the Notice of Grant of Stock Purchase Right (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

        2. Payment of Purchase Price. Purchaser herewith delivers to the Company the aggregate Exercise Price for the Shares by cash or check.

        3. Purchaser's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Stock Purchase Right is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Stock Purchase Right, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

        4. Repurchase Option.

               (a) In the event the Purchaser's continuous status as a Service Provider terminates for any or no reason (including death or Disability), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 5) at the Exercise Price per share (the "Repurchase Price") (the "Repurchase Option").

               (b) The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder (as defined in Section 7)) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company.

               (c) Whenever the Company shall have the right to repurchase the Unreleased Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's Repurchase Option to purchase all or a part of the Unreleased Shares. If the Fair Market Value of the Unreleased Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of the Unreleased Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of Unreleased Shares to be purchased.

               (d) If the Company or its assignee does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety
(90) days following Purchaser's termination as a Service Provider, the Repurchase Option shall terminate.

       5. Release of Shares From Repurchase Option.

               (a) As of the date of this Agreement, all of the Shares shall be subject to the Company's Repurchase Option. The Shares shall be released from the Repurchase Option as follows:

                      (i) One quarter (1/4) of the Shares shall be released from the Repurchase Option on March 22, 2000; and

                      (ii) One forty-eighth (1/48) shall be released from the Repurchase Option each full calendar month elapsing thereafter during all of which Purchaser was a full time employee of the Company.

               (b) Any of the Shares which, from time to time, have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

               (c) The Shares which have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see
Section 7).

               (d) Notwithstanding the foregoing, upon a Change of Control, as defined below, for any reason that occurs while Purchaser is an employee of the Company, that number of Unreleased Shares, if any, which, when aggregated with any Shares previously released from the Repurchase Option, are required to equal fifty percent (50%) of the Shares shall be released from the Repurchase Option on the date the event constituting a Change of Control is consummated. The balance of the Shares subject to the Repurchase Option shall continue to be released from the Repurchase Option on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date where 25% of Purchaser's Shares have been released from the Company's Purchase Option, then an additional 25% of the Shares shall be released from the Purchase Option pursuant hereto. The remaining 50% of the Shares shall vest at the rate of 1/48th of the Shares per month thereafter, such that all Shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Purchaser's Shares have already been released from the Company's Purchase Option, then no additional Shares shall be released from the Purchase Option.

        For the purposes of the foregoing, a Change of Control shall mean the occurrence of any of the following events:

                      (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

                      (ii) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

                      (iii) a merger or consolidation in which the Company is a party and in which the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or

                      (iv) the sale or disposition by the Company of all or substantially all the Company's assets.

               (e) Acceleration Upon Termination of Employment. In addition to the Shares released from the Company's Repurchase Option pursuant to Section 4(d) above, in the event the Purchaser's employment terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, all Unreleased Shares shall be released from the Company's Purchase Option upon the date of such termination.

        For the purposes of this Section 5(e), the following terms referred to in this Agreement shall have the following meanings:

                      (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Purchaser in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Purchaser, (ii) conviction of a felony that is injurious to the Company, and
(iii) a willful act by the Purchaser which constitutes gross misconduct and which is injurious to the Company.

                      (ii) Disability. "Disability" shall mean that the Purchaser has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Purchaser or the Purchaser's legal representative (such agreement as to acceptability not to be unreasonably withheld).

                      (iii) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Purchaser's express written consent, the significant reduction of the Purchaser's duties or responsibilities relative to the Purchaser's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Purchaser's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Purchaser immediately prior to such reduction; (iii) without the Purchaser's express written consent, a material reduction by the Company in the base compensation of the Purchaser as in effect immediately prior to such reduction, or the ineligibility of the Purchaser to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Purchaser is entitled immediately prior to such reduction with the result that the Purchaser's overall benefits package is significantly reduced;
(v) the
relocation of the Purchaser to a facility or a location more than 50 miles from the Purchaser's then present location, without the Purchaser's express written consent; (vi) any purported termination of the Purchaser by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section 4(f) below.

               (f) The Shares which have been released from the Company's Repurchase Option shall be delivered to the Purchaser at the Purchaser's request.

        6. Restriction on Transfer. Except for the escrow described in 7 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

        7. Escrow of Shares.

               (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon exercise of the Repurchase Option by the Company, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the Assignment Separate from Certificate (the "Stock Assignment") duly endorsed in blank, attached hereto as Exhibit A-1. The Unreleased Shares and Stock Assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit A-2 hereto, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-3.

               (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

               (c) If the Company or any assignee exercises its Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

               (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from such Repurchase Option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Purchaser, as the case may be.

               (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's Repurchase Option.

        8. Company's Right of First Refusal. Before any Shares held by Purchaser or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this (the "Right of First Refusal").

               (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

               (b) Exercise of Right of First Refusal. At any time within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

               (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be
(i) the Offered Price in the case of Shares that are not Unreleased Shares, or
(ii) in the case of Shares that are Unreleased Shares, the lower of the Offered Price or the Repurchase Price as defined in Section 4(a) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), (i) by cash or check, (ii) by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or (iii) by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section, provided that the Purchaser notifies the Company in writing within thirty (30) days of said transfer. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section and Section 4, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

               (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act.

        9. Restrictive Legends; Stop-Transfer Orders; Refusal to Transfer.

               (a) Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, AND A REPURCHASE OPTION

               HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

               (b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        10. Lock-Up Period. Purchaser hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

        11. Tax Consequences. Set forth below is a brief summary as of the date of grant of this Stock Purchase Right of some of the federal tax consequences of exercise of this Stock Purchase Right and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

               (a) Exercise of Stock Purchase Right. Generally, no income will be recognized by Purchaser in connection with the exercise of the stock purchaser right for shares subject to the Repurchase Option, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of exercise of the right to purchase stock. The form for making this election is attached as Exhibit A-4 hereto. Otherwise, as the Company's repurchase right lapses, Purchaser will recognize compensation income in an amount equal to the difference between the Fair Market Value of the stock at the time the Company's repurchase right lapses and the amount paid for the stock, if any (the "Spread"). If Purchaser is an Employee or former Employee, the

Spread will be subject to tax withholding by the Company, and the Company will be entitled to a tax deduction in the amount at the time the Purchaser recognizes ordinary income with respect to a Stock Purchase Right.

               (b) Disposition of Shares. Upon disposition of the Shares, any gain or loss is treated as capital gain or loss. If the Shares are held for at least one year, any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes. Long-term capital gains are grouped and netted by holding periods. Net capital gains on assets held for more than 12 months is capped at 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income.

        THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

        12. No Guarantee of Continued Service. PURCHASER ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES FROM THE REPURCHASE OPTION OF THE COMPANY PURSUANT TO 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        13. Notices. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

        Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

        14. No Waiver. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

        15. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

        16. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Purchaser or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

        17. Governing Law; Severability. This Agreement is governed by the internal substantive laws but not the choice of law rules, of California.

        18. Entire Agreement. The Plan is incorporated herein by reference. This Agreement (including the exhibits referenced herein), the Plan, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

        By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Stock Purchase Right.

Dated: October 8, 1999

PURCHASER:                                  AVANEX CORPORATION

/s/ Walter Alessandrini                     By: /s/ Simon Cao
-------------------------------                -------------------------------
Signature                                       Simon Cao

    Walter Alessandrini                     Title: Director
-------------------------------                   ----------------------------
Print Name

                                                                     EXHIBIT A-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED I, Walter Alessandrini, hereby sell, assign and transfer unto_________ (__________) shares of the Common Stock of Avanex Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint______________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Avanex Corporation and the undersigned dated October 8, 1999.

Dated:                              Signature: /s/ Walter Alessandrini
       ---------------,------                 -------------------------------

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT A-2

                            JOINT ESCROW INSTRUCTIONS

                                October 8, 1999

Corporate Secretary
Avanex Corporation
42501 Albrae Avenue
Fremont, CA 94538

Dear Sirs:

        As Escrow Agent for both Avanex Corporation, a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement (the "Repurchase Option"), the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within ninety (90) days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

        COMPANY:             Avanex Corporation
                             42501 Albrae Avenue
                             Fremont, CA 94538

        PURCHASER:           Walter Alessandrini
                             1305 Crane Street
                             Menlo Park, CA 94025

        ESCROW AGENT:        Corporate Secretary
                             Avanex Corporation
                             42501 Albrae Avenue
                             Fremont, CA 94538

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. The Restricted Stock Purchase Agreement is incorporated herein by reference. These Joint Escrow Instructions, the 1998 Stock Plan, and the Restricted Stock Purchase Agreement

(including the exhibits referenced therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Escrow Agent, the Purchaser and the Company with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Escrow Agent, the Purchaser and the Company.

        19. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                    Very truly yours,

                                    AVANEX CORPORATION

                                    By: /s/ Simon X. Cao
                                   ----------------------------------

                                    Director (Simon Cao)
                                    ----------------------------------
                                    Title

                                    PURCHASER
                                    /s/ Walter Alessandrini
                                    ----------------------------------
                                    (Signature)

                                    Walter Alessandrini
                                    ----------------------------------
                                    (Typed or Printed Name)

                                    ESCROW AGENT:

                                    /s/ Judith M. O'Brien
                                    ----------------------------------
                                    Corporate Secretary

                                  EXHIBIT A-3

                                CONSENT OF SPOUSE

        I, Anna Alessandrini, spouse of Walter Alessandrini, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of granting of the right to my spouse to purchase shares of Avanex Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:  October 8, 1999             Signature: /s/ Anna Alessandrini
                                              -------------------------------

                                  EXHIBIT A-4

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

        The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

        1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:

        TAXPAYER: Walter Alessandrini

        SPOUSE: Anna Alessandrini

        ADDRESS: 1305 Crane Street, Menlo Park, CA 94025

        IDENTIFICATION NO.:  TAXPAYER:           TAXABLE YEAR: 1999

        2. The property with respect to which the election is made is described as follows: 347,706 shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company").

        3. The date on which the property was transferred is: October 12, 1999.

        4. The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

        5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $201,669.48.

        6. The amount (if any) paid for such property is: $201,669.48

        The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

        The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

                                    /s/ Walter Alessandrini
Dated:  October 12, 1999            -----------------------------------------
                                    Walter Alessandrini, Taxpayer

                                   EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

             PURCHASER:      WALTER ALESSANDRINI

             COMPANY:        AVANEX CORPORATION

             SECURITY:       COMMON STOCK

             AMOUNT:         347,706

             DATE:           OCTOBER 8, 1999

        In connection with the purchase of the above-listed Securities, the undersigned Purchaser represents to the Company the following:

        (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to

        (b) reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring these Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

        (c) Purchaser acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

        (d) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Stock Purchase Right to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

        In the event that the Company does not qualify under Rule 701 at the time of grant of the Stock Purchase Right, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

        (e) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

        Signature of Purchaser: /s/ Walter Alessandrini
                               -------------------------------

        Date: October 8, 1999

                                  ATTACHMENT 1

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE

TITLE 10. INVESTMENT - CHAPTER 3. COMMISSIONER OF CORPORATIONS

        260.141.11: RESTRICTION ON TRANSFER. (a) THE ISSUER OF ANY SECURITY UPON WHICH A RESTRICTION ON TRANSFER HAS BEEN IMPOSED PURSUANT TO SECTIONS 260.102.6,
260.141.10 OR 260.534 SHALL CAUSE A COPY OF THIS SECTION TO BE DELIVERED TO EACH ISSUEE OR TRANSFEREE OF SUCH SECURITY AT THE TIME THE CERTIFICATE EVIDENCING THE SECURITY IS DELIVERED TO THE ISSUEE OR TRANSFEREE.

               (b) IT IS UNLAWFUL FOR THE HOLDER OF ANY SUCH SECURITY TO CONSUMMATE A SALE OR TRANSFER OF SUCH SECURITY, OR ANY INTEREST THEREIN, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER (UNTIL THIS CONDITION IS REMOVED PURSUANT TO SECTION 260.141.12 OF THESE RULES), EXCEPT:

                      (1) TO THE ISSUER;

                      (2) PURSUANT TO THE ORDER OR PROCESS OF ANY COURT;

                      (3) TO ANY PERSON DESCRIBED IN SUBDIVISION (i) OF SECTION 25102 OF THE CODE OR SECTION 260.105.14 OF THESE RULES;

                      (4) TO THE TRANSFEROR'S ANCESTORS, DESCENDANTS OR SPOUSE, OR ANY CUSTODIAN OR TRUSTEE FOR THE ACCOUNT OF THE TRANSFEROR OR THE TRANSFEROR'S ANCESTORS, DESCENDANTS, OR SPOUSE; OR TO A TRANSFEREE BY A TRUSTEE OR CUSTODIAN FOR THE ACCOUNT OF THE TRANSFEREE OR THE TRANSFEREE'S ANCESTORS, DESCENDANTS OR SPOUSE;

                      (5) TO HOLDERS OF SECURITIES OF THE SAME CLASS OF THE SAME ISSUER;

                      (6) BY WAY OF GIFT OR DONATION INTER VIVOS OR ON DEATH;

                      (7) BY OR THROUGH A BROKER-DEALER LICENSED UNDER THE CODE (EITHER ACTING AS SUCH OR AS A FINDER) TO A RESIDENT OF A FOREIGN STATE, TERRITORY OR COUNTRY WHO IS NEITHER DOMICILED IN THIS STATE TO THE KNOWLEDGE OF THE BROKER-DEALER, NOR ACTUALLY PRESENT IN THIS STATE IF THE SALE OF SUCH SECURITIES IS NOT IN VIOLATION OF ANY SECURITIES LAW OF THE FOREIGN STATE, TERRITORY OR COUNTRY CONCERNED;

                      (8) TO A BROKER-DEALER LICENSED UNDER THE CODE IN A PRINCIPAL TRANSACTION, OR AS AN UNDERWRITER OR MEMBER OF AN UNDERWRITING SYNDICATE OR SELLING GROUP;

                      (9) IF THE INTEREST SOLD OR TRANSFERRED IS A PLEDGE OR OTHER LIEN GIVEN BY THE PURCHASER TO THE SELLER UPON A SALE OF THE SECURITY FOR WHICH THE COMMISSIONER'S WRITTEN CONSENT IS OBTAINED OR UNDER THIS RULE NOT REQUIRED;

                      (10) BY WAY OF A SALE QUALIFIED UNDER SECTIONS 25111, 25112, 25113 OR 25121 OF THE CODE, OF THE SECURITIES TO BE TRANSFERRED, PROVIDED THAT NO ORDER UNDER SECTION 25140 OR SUBDIVISION (a) OF SECTION 25143 IS IN EFFECT WITH RESPECT TO SUCH QUALIFICATION;

                      (11) BY A CORPORATION TO A WHOLLY OWNED SUBSIDIARY OF SUCH CORPORATION, OR BY A WHOLLY OWNED SUBSIDIARY OF A CORPORATION TO SUCH CORPORATION;

                      (12) BY WAY OF AN EXCHANGE QUALIFIED UNDER SECTION 25111, 25112 OR 25113 OF THE CODE, PROVIDED THAT NO ORDER UNDER SECTION 25140 OR SUBDIVISION (a) OF SECTION 25143 IS IN EFFECT WITH RESPECT TO SUCH QUALIFICATION;

                      (13) BETWEEN RESIDENTS OF FOREIGN STATES, TERRITORIES OR COUNTRIES WHO ARE NEITHER DOMICILED NOR ACTUALLY PRESENT IN THIS STATE;

                      (14) TO THE STATE CONTROLLER PURSUANT TO THE UNCLAIMED PROPERTY LAW OR TO THE ADMINISTRATOR OF THE UNCLAIMED PROPERTY LAW OF ANOTHER STATE; OR

                      (15) BY THE STATE CONTROLLER PURSUANT TO THE UNCLAIMED PROPERTY LAW OR BY THE ADMINISTRATOR OF THE UNCLAIMED PROPERTY LAW OF ANOTHER STATE IF, IN EITHER SUCH CASE, SUCH PERSON (i) DISCLOSES TO POTENTIAL PURCHASERS AT THE SALE THAT TRANSFER OF THE SECURITIES IS RESTRICTED UNDER THIS RULE, (ii) DELIVERS TO EACH PURCHASER A COPY OF THIS RULE, AND (iii) ADVISES THE COMMISSIONER OF THE NAME OF EACH PURCHASER;

                      (16) BY A TRUSTEE TO A SUCCESSOR TRUSTEE WHEN SUCH TRANSFER DOES NOT INVOLVE A CHANGE IN THE BENEFICIAL OWNERSHIP OF THE SECURITIES;

                      (17) BY WAY OF AN OFFER AND SALE OF OUTSTANDING SECURITIES IN AN ISSUER TRANSACTION THAT IS SUBJECT TO THE QUALIFICATION REQUIREMENT OF
SECTION 25110 OF THE CODE BUT EXEMPT FROM THAT QUALIFICATION REQUIREMENT BY SUBDIVISION (f) OF SECTION 25102; PROVIDED THAT ANY SUCH TRANSFER IS ON THE CONDITION THAT ANY CERTIFICATE EVIDENCING THE SECURITY ISSUED TO SUCH TRANSFEREE SHALL CONTAIN THE LEGEND REQUIRED BY THIS SECTION.

               (c) THE CERTIFICATES REPRESENTING ALL SUCH SECURITIES SUBJECT TO SUCH A RESTRICTION ON TRANSFER, WHETHER UPON INITIAL ISSUANCE OR UPON ANY TRANSFER THEREOF, SHALL BEAR ON THEIR FACE A LEGEND, PROMINENTLY STAMPED OR PRINTED THEREON IN CAPITAL LETTERS OF NOT LESS THAN 10-POINT SIZE, READING AS
FOLLOWS:

        "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                 PROMISSORY NOTE

$201,669.48

                                                                October 8, 1999

        FOR VALUE RECEIVED, Walter Alessandrini promises to pay to Avanex Corporation (the "Company"), or order, the principal sum of TWO HUNDRED ONE THOUSAND SIX HUNDRED SIXTY-NINE DOLLARS AND FORTY-EIGHT CENTS, together with interest on the unpaid principal hereof from the date hereof at the rate of 6.02% per annum, compounded semiannually.

        Principal and interest shall be due and payable on October 31, 2003. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of the Restricted Stock Purchase Agreement, dated as of October 8, 1999. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be due and payable thirty days after the date of such termination.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                    /s/ Walter Alessandrini
                                    -------------------------------
                                    Walter Alessandrini

                               SECURITY AGREEMENT

        This Security Agreement is made as of October 8, 1999 between Avanex Corporation ("Pledgee") and Walter Alessandrini ("(Pledgor").

                                    Recitals

        Pursuant to Pledgor's election to purchase Shares under the Restricted Stock Purchase Agreement dated April 30, 1999 (the "Agreement"), between Pledgor and Pledgee under Pledgee's 1998 Stock Plan, and the Pledgor's election under the terms of the Agreement to pay for such shares with his promissory note (the "Note"), Pledgor has purchased 347,706 shares of Pledgee's Common Stock (the "Shares") at a price of $0.58 per share, for a total purchase price of $201,669.48.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number 13 duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to Wilson Sonsini Goodrich & Rosati, Professional Corporation ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations

("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

               a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

        In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

        "PLEDGOR"                   By: /s/ Walter Alessandrini
                                       -------------------------------
                                             Walter Alessandrini

                                    Address:   1305 Crane Street
                                               Menlo Park, CA 94025

        "PLEDGEE"                   Avanex Corporation

                                    By: /s/ Jessy Chao
                                       -------------------------------
                                                 Jessy Chao

                                    Title: Chief Financial Officer

        "PLEDGEHOLDER"              Wilson Sonsini Goodrich & Rosati
                                    Professional Corporation

                                    /s/ Judith M. O'Brien
                                    ----------------------------------
                                    Judith M. O'Brien